UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2020

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On June 11, 2020, we issued a press release reporting the financial results for our fiscal first quarter ended May 2, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

We are providing the disclosure in this Item 8.01 pursuant to the Order of the Securities and Exchange Commission issued on March 4, 2020 and revised on March 25, 2020 granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (Release No. 34-88465) (the “Order”). In reliance on the Order, we will delay the filing of our Quarterly Report on Form 10-Q for the quarterly period ended May 2, 2020 (the “Quarterly Report”), originally due on June 11, 2020. We anticipate filing the Quarterly Report during the week of June 22, 2020, but in any event on or before the 45th day following the original due date.

We require additional time to complete the Quarterly Report due to the significant disruptions to our business and operations as a result of the COVID-19 pandemic. Many of our key finance and accounting personnel, as well our accounting advisors, are working remotely as a result of social distancing measures put in place in response to COVID-19, and this has caused significant inefficiencies in the processes relating to the preparation of the Quarterly Report. The impact of COVID-19 on our business has also necessitated additional analysis in connection with the preparation and review of the Quarterly Report, including with regard to our available liquidity and capital resources and the impact of the COVID-19 crisis on goodwill and intangible asset impairment.

Risk Factor Disclosure

We expect to include the following risk factor in the Quarterly Report, as may be updated to reflect any further events impacting us:

The ongoing COVID-19 pandemic has adversely affected and will likely continue to adversely affect our revenues, results of operations and financial condition.

Our business has been and will likely continue to be materially adversely affected by the widespread outbreak of contagious disease, including the recent outbreak of respiratory illness caused by a novel coronavirus known as COVID-19. COVID-19 has been declared by the World Health Organization to be a “pandemic” and has spread to many of the countries in which we, our customers, our suppliers and our other business partners do business. National, state and local governments in affected regions have implemented and may continue to implement safety precautions, including quarantines, travel restrictions, business closures, cancellations of public gatherings and other measures. Other organizations and individuals are taking additional steps to avoid or reduce infection, including limiting travel and staying home from work. These measures are disrupting normal business operations both in and outside of affected areas and have had significant negative impacts on businesses and financial markets worldwide.

We continue to monitor our operations and government recommendations and have made modifications to our normal operations because of the COVID-19 outbreak, including requiring most non-production related team members to work remotely. We have maintained a substantial portion of our manufacturing operational capacity at our manufacturing facilities located in West Warwick, Rhode Island, as well as our manufacturing facilities in Canada and Germany, at this time, and we have instituted heightened cleaning and sanitization standards and several health and safety protocols and procedures to safeguard our team members.

However, we have experienced a number of adverse impacts as a result of the COVID-19 outbreak, including reductions in demand for our products, delays and cancellations of orders for our products, difficulties in obtaining raw materials and components for our products, shortages of labor to manufacture our products, inefficiencies caused by remote worker’s difficulties in performing their normal work outputs, closures of the facilities of some of our suppliers and customers, and delays in collecting accounts receivable.

While it is not possible at this time to estimate the entirety of the impact that COVID-19 will have on our business, customers, suppliers or other business partners, we expect that the continued spread of COVID-19, the measures taken by the governments of affected countries, actions taken to protect employees, and the impact of the pandemic on all business activities to further adversely impact our operational capacity and the efficiency of our team members and will continue to materially adversely affect our results of operations and financial condition.

The adverse effect of COVID-19 on our business has negatively impacted our ability to comply with the covenants governing our credit facility, and disruptions in the credit and capital markets as a result of COVID-19 have and may continue to adversely affect the terms on which we are able to obtain new financing.

The aerospace industry, which we serve through our aerospace product line, has been significantly disrupted by the COVID-19 outbreak, both inside and outside of the United States. The impact of the decline in air travel has had and will continue to have a material adverse impact on our financial results, the ultimate scope of which we cannot estimate at this time. Should one of more of our airplane OEM manufacturing customers or a significant number of airline customers fail to continue business as a going concern or declare bankruptcy, or otherwise reduce the demand for our products as a result of the impact of the COVID-19 pandemic crisis, it would have a material adverse impact on our business operations and financial results.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the anticipate timing of the filing of the Quarterly Report, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to those factors set forth our Annual Report on Form 10-K for the fiscal year ended January 31, 2020 and subsequent filings, including this report, we make with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated June 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 11, 2020	By:	/s/ David S. Smith
David S. Smith
Vice President, Chief Financial Officer and Treasurer

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